Victory Energy Corporation www.vyey.com 1 May 3, 2012

Forward-looking and Cautionary statements regarding oil and gas quantities

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company's Wolfcamp shale resource play, estimated oil and gas in place and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results and well profiles, and production and operating expenses guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management's experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words "will," "potential," "believe," "intend," "expect," "may," "should," "anticipate," "could," "estimate," "plan," "predict," "project," "target," "profile," "model" or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company's most recent Annual Report on Form 10-K and the Company's most recent Quarterly Report on Form 10-Q. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms "estimated ultimate recovery" or "EUR," reserve or resource "potential," "upside," "oil and gas in place" or "OGIP," "OIP" or "GIP," and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.

EUR estimates, potential drilling locations, resource potential and OGIP estimates have not been risked by the Company. Actual locations drilled and quantities that may be ultimately recovered from the Company's interest may differ substantially from the Company's estimates. There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of unproved reserves, type/decline curves, per well EUR, OGIP and resource potential may change significantly as development of the Company's oil and gas assets provides additional data.

Type/decline curves, estimated EURs, typical well-related oil and gas in place, recovery factors and well costs represent Company estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, OGIP, recovery factors and costs prove correct. The Company has very limited production experience with these projects, and accordingly, such estimates may change significantly as results from more wells are evaluated. Estimates of resource potential, EURs and OGIP do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings. Unless otherwise noted, IRR estimates assume NYMEX forward-curve oil and gas pricing and Company-generated EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or G&A costs.

Victory Energy Corporation www.vyey.com 2

Victory Energy Corporation www.vyey.com  Victory Energy Corporation (OTCQB: VYEY ) is engaged in the exploration, acquisition, development, and production of domestic oil and gas properties. Victory leverages both internal capabilities and strategic industry relationships to acquire working interest positions in low - to - moderate risk oil and gas prospects.  Future investment will focus primarily on oil or liquid - rich gas projects within longer - life reservoirs that offer lower F&D costs.  The company had seventeen wells on production at the end of the calendar year 2011 and based on its currently - held acreage, has an estimated thirty - one additional gross wells available to pursue.  The company's current producing oil and gas assets are located onshore in Texas, New Mexico and Oklahoma.  The Company’s objective is to create long term shareholder value by increasing oil reserves, improving financial returns (higher production volumes and lower costs), and managing the capital on our balance sheet. 3

Victory Energy Corporation www.vyey.com FY 2011 FY 2012 ORGANIZATIONAL  Moving to high growth phase in oil and gas  First O&G executives brought on board  Begin transition out of all non oil and gas service providers  Begin transition of California offices to Texas FINANCE AND GOVERNANCE  Became fully SEC compliant for FY 07, 08, 09, 10  Elimination of past legal issues  Restructure Aurora Partnership to benefit Victory and private investors ($15M capital source)  Raised $3.1M in funds; converted $1.2M of debt to equity EXPLORATION AND PRODUCTION  First O&G properties acquired since 2009  Due to limited capital - focus was on small working interest position in many plays  Less than 1/3 rd of capital was spent on resource development  Leadership – CEO, CFO, VP Exploration and General Counsel have 107 years combined industry experience  Move all operations to Texas by end of Q1 ◦ Headquarters to Austin Texas ◦ Back office support to Houston, Texas, with E&P experience ◦ Ultimately use an auditor located in Texas with E&P experience  Raised $1.83M of new capital in January via private placement  Ended February with no debt and $1.7M in cash  Expanding private equity relationships  Improve reserves, returns and balance sheet  First positive EBITDA anticipated this year  Three pronged E&P strategy  2/3 plus of capital planned for E&P development  Leverage internally generated prospects, where possible  Pursue potential “game changer” acreage for resource play development 4

Victory Energy Corporation www.vyey.com 5 12/31/2011 3/22/2012 Outstanding Common Shares 7,646,146 26,973,707 Market Cap $12,616,141 $35,065,819 Cash & Cash Equivalents $475,623 $1,549,000 Senior Convertible Debt $748,763 $0 12/31/11 Proved Developed Reserves Natural Gas 686,020 mcf Crude Oil 6,750 bbl PV - 10 Value $1,083,520

Kenneth Hill (CEO) • Served as Victory’s COO from Nov. 2010 – Jan. 2012 • 20 years of professional experience, seven in E&P • Previously held titles of Interim CEO, VP of Operations and VP Investor Relations with another publicly traded E&P company • Member of the first 20 employees at Dell Inc. Mark Biggers (CFO) • MBA with 35 years of professional experience • Mobil Oil – 22 years, E&P in the USA and overseas. Last role was as CFO of an onshore oil and gas company in Middle East that produced 1.1 million BOPD • Alvarez and Marsal – 6 years, energy practice – EnCana, First Reserve portfolio companies, NuStar, Tesoro. All engagements were urgent and strategic. Stanley L. Lindsey (VP of Exploration and Development) • Geologist with over 30 years of experience including exploration, development, operations acquisitions and divestitures. • Extensive background in mapping, seismic subsurface data and calculations and well log analysis in TX., LA. MS, KY, NM, AL, Australia and Africa • Certified Petroleum Geologist, B.S. degree in Geology and Chemistry. David McCall (General Counsel, Director) • Over 35 years of oil and gas industry law centered on the upstream, midstream and downstream activities of major and independent oil companies. • His expertise encompasses all aspects of oil and gas operations. • Recognized as one of the top oil and gas attorneys in the United States • Member of the Bar, State of Texas: a Life Fellow, Texas Bar Association and Founding Fellow, Austin Bar Association 6

Victory Energy Corporation www.vyey.com • Deploy a higher percentage of capital towards E&P development • Target longer - life, quality prospects with improved PUD opportunity • Expand strategic relationships and geographical reach • Leverage internal geological capabilities Increase Reserves • Reduce F&D costs; shift investment mix to include higher working interest projects with upside potential; focus more on oil and liquids • Reduce G&A expense; relocate our “back office” to Texas • Achieve higher annual production rates Improve Returns • Convert debt to equity (Q1) • Implement reverse stock split (concluded January 13, 2012 ) • Leverage both private equity and Aurora sources to provide additional development funds (underway) Manage Balance Sheet 7

2012 – 2015 Development, Exploration and Production Strategy

1

Run the Business

Optimize Development of Existing Assets

- Manage and grow current prospects that hold 1% to 10 % WI.
- Company currently holds acreage that provides opportunity to drill 31 additional wells.
- Bootleg Canyon offers additional development drilling with typical per well reserves exceeding 250,000 BOE. (includes behind pipe estimates)
- Clearwater shale play holds 3,186 acres of development opportunity
- Adams-Baggett offers shale recompletion opportunities
- Additional 2%-5% WI opportunities are being reviewed.

2

Add to the Business

Acquire 25% to 100% Working Interest Oil Holdings

- Internally generated prospects that offer 100% WI with estimated ultimate recovery potential of 55,000 BOE and are 3-D seismic controlled. Estimate 2 wells to be drilled and completed in 2012.
- Begin drilling 320 acre, eight well Lightnin' project, with focus on 115,140 and 228,000 EUR BOE analogous completions in the area. 75% initial WI.
- Concluding review of new prospects that offer 25% - 100% WI, 3D seismic control, up to 1,000 acres (up to 15 wells), with estimated daily production of 200-450 BOPD per well.
- Secure financing for continuous drilling program on these prospects

3

Game Changer

Acquire Resource Play Acreage Ahead of Cost Curve

- Secure financing and development partners for the acquisition of multiple oil shale prospect targets that are already identified.
- Focus on Wolfcamp and Cline oil shale opportunities. Both vertical and horizontal.
- $5M-$45M of private equity to be sourced
- 25% to 100% WI available
- 200,000 - 500,000 EUR BOE per well

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Victory Energy Corporation www.vyey.com  During 2011 the Company participated in the drilling of nine (9) gross exploration wells and directly acquired an interest in three (3) gross producing oil wells. We also acquired a 2% working interest in an Oklahoma water flood project.  Total capital expenditure used to acquire and develop all oil and gas assets in FY 2011, including development acreage for future wells was $1,148,918 with a significant portion of this investment occurring in the fourth quarter.  These acquisitions represent the first new assets acquired by the company since 2009  Planned capital and exploration estimated expenditures in 2012 associated with current properties will be in the range of $3.5M to $4.0M. The current drilling program envisions up to 18 gross wells.  Additional capital will be invested into the “add to the business” element of the strategy. (i.e. $480,000 for Lightnin’) 9

Victory Energy Corporation www.vyey.com 10 STRATEGY ELEMENT 1 – OPTIMIZE DEVELOPMENT OF EXISTING ASSETS

High Impact Oil and Gas Assets at End of 2011



New Mexico
Oklahoma
Arkansas
Amarillo
Lubbock
Wichita Falls
Fort Worth
Dallas
Arlington
Abilene
Tyler
Midland
El Paso
Odessa
San Angelo
Texas
Waco
Louisiana
Temple
Austin
Houston
San Antonio
Galveston
Corpus Christi
Laredo
Mexico
Brownsville

THE UNO MAS RE-ENTRY WELL
Completed and put into initial production on December 23, 2011. Oil and Gas is flowing to sales. Located in Lea County, New Mexico. WI of 10%. Still in WIP stage during Q1 2012.

THE ADAMS-BAGGETT GAS FIELD
Producing liquid rich gas since 2008. Nine wells on production. Well life exceeds 25 years. Additional drilling opportunities in the Tippett oil shale are available and being evaluated for development. Located in Crockett County, Texas. WI of 100% on seven wells and 50% on two.

THE BOOTLEG CANYON (ELLENBERGER) FIELD
First well (University "6" #1) completed June 24, 2011 and recognized as a discovery well. This well flow tested at 252 barrels of oil and 300 Mmcf per day. A second well SPUD on April 16, 2012. Several additional wells can be drilled on this 4,911 acre 3D seismic prospect area. Preliminary estimated oil reserve estimates exceed 250,000 BO per well (includes behind pipe). Located in Pecos County, Texas. WI of 5%

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Smaller WI, 2011 Oil and Gas Assets



New Mexico
Oklahoma
Arkansas
Louisiana
Texas
Mexico
Amarillo
Lubbock
Wichita Falls
Fort Worth
Dallas
Arlington
Abilene
Midland
Tyler
El Paso
Odessa
San Angelo
Waco
Temple
Beaumont
Austin
Houston
San Antonio
Galveston
Corpus Christi
Laredo
Brownsville

THE ATWOOD SECONDARY OIL RECOVERY PROJECT
This 1,240 acre field previously produced over 500,000 BO. Oil is currently flowing to sales. A secondary oil recovery via a water flood is planned for the second quarter of 2012. Anticipated EUR from the Booch formation is 500,000 to 1,000,000 BO. Located in Hughes County, Oklahoma. WI of 2%.

THE CLEARWATER WOLFBERRY RESOURCE PLAY
First well put into production June 2011 on this 3,186 acre play. Three wells are currently producing income. 40 acre well spacing provides an opportunity for several years of drilling. Well life extends past 25 years. Average daily flows of 30 BO and 100 mcf. Located in Howard County, Texas. WI of 1.5%.

THE JONES COUNTY OIL PLAY
Producing oil since early 2011. Two wells are on production. This is a multi well, multi year drilling program. The operator plans to drill eight wells in CY 2012 with each well targeting between 20,000 and 45,000 barrels of recoverable oil. The entire development area is supported by 82 sq miles of 3-D seismic imaging. Located in Jones County, Texas. WI of 5%

Victory Energy Corporation

www.vyey.com

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Victory Energy Corporation www.vyey.com 13 Cost Assumptions  Land (has been purchased) $280,000  Vertical well cost (est.)  Gross $1.5M  Net to 5% WI $77,000  Victory Working Interest 5%  Net Revenue Interest 3.75%  Severance Tax 4.3% Description  Located in south central Nueces county, TX.  Conventional drilling play  3D with strong well control  Frio Sands (8,200’)  Two wells planned  Estimated spud date in early May 2012  Operator is Mohican Operating (Corpus Christi, Tx.) Economic Assumptions  30 - day IP Rate (BOE PD) • Vertical 256  Spud to sales (Days) 90  EUR (BOE) per well 375,000  Annual economic impact $410,000 per well to VYEY

Victory Energy Corporation www.vyey.com  Nine producing gas wells are currently held by Victory  Seven wells at 100% WI and two at 50% WI  With emergence of the proven Wolfcamp “Tippitt” shale resource play, these wells are now being evaluated for vertical frack recompletion  We anticipate recompleting the first well this year  A large Tippitt well is currently being drilled to the northeast of Adams by Peak Energy. Completion techniques and results will be evaluated prior to beginning our recompletion attempts at Adams.  Re - entry and vertical frack completion opportunities are estimated to cost $340,000 per well  Economic assumptions per well (currently being evaluated)  Practical IP rate 30 Boepd, 912 BO per month, 10,950 per year  Payout (@ $85) 4.4 months  EUR 38,000 BOE  Annual gross income (est.) $500k - $900k per well 14

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Victory Energy Corporation www.vyey.com 16 STRATEGY ELEMENT 2 – ACQUIRE 25% TO 100% WORKING INTEREST ON HIGH - POTENTIAL OIL PROSPECTS

Victory Energy Corporation www.vyey.com 17 THE LIGHTNIN’ OIL AND GAS SHALE PLAY This 320 - acre unconventional oil and gas focused resource shale play is located in Glasscock County, Texas. The Company acquired a 75% working interest (56.25% NRI) for $480,000. This prospect is covered by 2D seismic data and is surrounded by existing production from the targeted formations of Cline, Wolfberry (with Wolfcamp and Strawn), Fusselman, and horizontal Wolfcamp. The project will be operated by Unitex Oil and Gas, L.L.C., out of Midland, Texas. The company plans to drill an initial vertical test well in the third quarter of 2012. If successful, the 40 - acre spacing provides adequate acreage for up to eight wells. The company will be modeling its drilling program on the vertical wells in the area that have demonstrated ultimate recovery values ranging from 115,140 and 228,000 barrels of oil equivalent.

Victory Energy Corporation www.vyey.com 18 Cost Assumptions  Land (has been purchased) $480,000  Vertical well cost (est.) $2.5M  Planned Working Interest to VYEY 25%  Net Revenue Interest 18.75%  VYEY currently controls 75% Description  Located in Glasscock county, TX.  Resource drilling play w/ vertical shale frack  Approximately 320 acres with 40 acre spacing  8 vertical prospect locations available  2D seismic controlled (will run 3D)  Wolfberry (with Wolfcamp & Strawn) Fusselman (10,200’)  Estimated first spud date in Q3  Operator is Unitex Oil and Gas (Midland, Tx.) Economic Assumptions  Anticipated IP Rate  Oil 110 BOPD  Gas / NGL 263 MCF/PD  Spud to sales (Days) 60  EUR per well (BOE) 115,140 to 228,000  EUR all locations (BOE) 921,120 to 1,824,000

Victory Energy Corporation www.vyey.com  Utilizing internal geologic and development resources, Victory can now generate its own oil and gas prospects  Initial focus has been on low risk re - entry and near development quality oil focused targets  These prospects offer the company a 100% WI and an ability to sell or promote part of this interest to third parties  Prospects are currently Texas focused (Colorado County)  Prospects are developed from 750 square miles of 3D seismic  First acreage position is expected to be acquired in Q2, 2012  Targeting ◦ Oil focused formations in the Wilcox, Frio and Jackson ◦ Low risk prospect locations with EUR of 45,000 to 60,000 BOE  Strategy • Sell or farmout a 50% WI and keep the remaining • Victory initially acts as non - operator then will slowly build - out internal capabilities to operate  Potential for two wells this year 19

Victory Energy Corporation www.vyey.com 20 STRATEGY ELEMENT 3 – ACQUIRE RESOURCE PLAY DEVELOPMENT ACREAGE AHEAD OF THE COST CURVE

Victory Energy Corporation www.vyey.com 21 As the Number of Wells Drilled Increased 1. The learning curve has been established by others 2. Completion techniques for optimal EUR have been established and can be replicated 3. Lower cost acreage positions remain 4. Geoscience and other technical data provide solid guidance for analogous well log analysis and soil testing.

Victory Energy Corporation www.vyey.com 22 Cost Assumptions  Land costs ( per acre) $1,000 - $2,500  Seismic processing  Net well costs $5,797,000  Vertical well (est.) $1,897,000  Horizontal leg (est.) $3,900,000  Drill wells to PUD to property  Working Interest available 100%  Net Revenue Interest 75% Description  Located in the Permian basin  Oil and NGL rich shale resource play  Development acreage target of 2,000 +  Wolfcamp (Tippet) Shale (6,500’) w/ Horizontal lateral of 7,000’ or more  20+ stage horizontal fracture per well  15,000 BOE per fracture stage Economics  30 - day IP Rate (Boepm) 8,300 bbl  Spud to sales (Days) 60  EUR per well 400,000 – 600,000 Boe Individual Well Payback  Well costs $5,797,000  ROI investment – Discounted (15%) 1.97  Years to payoff 1.43  Internal ROR 53.37%

Victory Energy Corporation www.vyey.com 23 COMPANY STRUCTURE

Victory Energy Corporation www.vyey.com  The Aurora partnership provides an ongoing capital structure for a 5 year relationship that is fiscally designed to accelerate Victory Energy into a “phase 3” type of capital opportunity and a move from the OTC to a superior capital market.  Victory Energy Corporation’s legacy oil & gas interests are held by the Aurora Energy Partnership during the 5 year term of the partnership agreement.  Aurora partners are Victory and The Navitus Energy Group. (50% each)  The agreement with Navitus provides Victory a direct line to an established capital source of up to $15 million and can be used by Victory for any purpose .  Victory has the right to acquire additional capital from sources outside of this agreement.  Victory is the Managing Partner and will continue to consolidate Aurora’s financial statements for reporting purposes in accordance with current accounting requirements. 24

Victory Energy Corporation www.vyey.com  Access exploration project deal flow is very strong  Management team has technical and financial expertise, as well as significant industry experience  Lower G&A – will move back - office functions to Texas resulting in higher EBITDA; can dedicate more cash to capital programs  Stronger balance sheet – look for improved liquidity » Reverse stock split completed in early January » Debt conversion completed in February » Access to Aurora funds (up to $15M) » The potential for private equity investment for new internally - generated prospects  Development prioritization – portfolio mix will shift toward more oil and liquids and a higher working interest participation; Victory will make more “strategic” investments that have longer term potential.  Our opportunity pipeline has never been stronger. Result – lower F&D costs; higher volumes, incremental revenue and higher EBITDA; longer life assets 25

Victory Energy Corporation www.vyey.com Contact Information 26 Kenny Hill (CEO) Khill@vyey.com Ph. 512 - 347 - 7300 Cell 512 - 423 - 2547 Fax 866 - 234 - 9806 Mark W Biggers (CFO) Mbiggers@vyey.com Ph. 512 - 347 - 7300 Cell 210 - 630 - 1296 Fax 866 - 234 - 9806 Texas Office 3355 Bee Caves Road Suite 608 Austin, Texas 78746